UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                      ------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 19, 2005

                              CAMBRIDGE HEART, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

        Delaware                  000-20991             13-3679946
--------------------------------------------------------------------------------
 (State or Other Juris-          (Commission           (IRS Employer
diction of Incorporation         File Number)        Identification No.)

      1 Oak Park Drive, Bedford, MA                   01730
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)           (Zip Code)

        Registrant's telephone number, including area code: 781-271-1200

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01A  Entry into a Material Definitive Agreement

On August 15, 2005 four Company officers, David Chazanovitz, President and CEO, Robert LaRoche, Vice President, Sales and Marketing, Ali Haghighi-Mood, Vice President of Research and Development and James Sheppard, Vice President of Operations, entered into individual option exchange agreements with the Company whereby an aggregate of 2,686,750 options, issued at varying times and at varying prices, were cancelled and replaced with an aggregate of 2,975,000 options priced at $0.29, the last reported price that day. Of these Mr. Chazanovitz received 1,750,000, Mr. LaRoche 325,000, Mr. Haghighi-Mood 500,000 and Mr. Sheppard 400,000. The new option grants will vest in 3 equal annual increments starting on the first anniversary of the grant.

Item 9.01.  Financial Statements and Exhibits

(a)    Financial Statements of Businesses Acquired.

       Not applicable.

(b)    Pro Forma Financial Information.

       Not applicable.

(c)    Exhibits.

       Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     CAMBRIDGE HEART, INC.

Date:  August 19, 2005               By: /s/ David A. Chazanovitz
                                           -------------------------------------
                                           David A. Chazanovitz
                                           President and Chief Executive Officer